*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Exhibit 10.2

Maddocks

Date January 9, 2014	Lawyers
Level 1
40 Macquarie Street
Barton ACT 2600 Australia

Telephone 61 2 6230 1349
Facsimile 61 2 6230 1479

info@maddocks.com.au
www.maddocks.com.au

Deed of Variation to Funding Deed (and Notice of Waiver)

Australian Renewable Energy Agency
ABN 35 931 927 899

and

Victorian Wave Partners Pty Ltd
ACN 136 578 044
ABN 25 136 578 044

Interstate offices
Melbourne Sydney

Affiliated offices around the world through the
Advoc network - www.advoc.com

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

1.	Definitions	4

2.	Effect of the Australian Renewable Energy Agency (Consequential Amendments and Transitional Provisions) Act 2011	4

3.	Variation of Funding Deed	4

4.	Notice of Waiver	5

5.	General	5

5.1	Amendment	5
5.2	Entire understanding	5
5.3	Further assurance	5
5.4	Legal costs and expenses	5
5.5	Waiver and exercise of rights	5
5.6	Rule of construction	6

6.	Interpretation	6

6.1	Governing law and jurisdiction	6
6.2	Commencement of this Deed	6
6.3	Persons	6
6.4	Joint and several	6
6.5	Legislation	6
6.6	This Deed, clauses and headings	7
6.7	Severance	7
6.8	Counterparts	7
6.9	Currency	7
6.10	Number and gender	7

Schedule 1 Variation to Funding Deed		9
	Variation to Funding Deed	9

Annexure 1	Eligible Expenditure Guidelines	17

Annexure 2	Schedule 2 - Recipient and consortium details (clause 11)	20

	1	Recipient – ownership and group structure details	20
	2	Project Participants	21
	3	Project Participants – Recipient ownership and group structure details	21

Annexure 3	Schedule 3, Items 3, 4 and 522		22

	3	Project Budget	22
	4	Authorisations – Stage 1 (clause 6.5)	23
	5	Insurance Requirements (clause 19.3)	25

-i-

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(continued)

Annexure 4	Schedule 4 - Key Personnel and Approved Subcontractors	26
	1 Key Personnel	27
	2 Approved Subcontractors	27

Annexure 5	Schedule 5 - Payment Milestones and Schedule	28

Annexure 6	Schedule 6 – Reports (clause 13.3)	31

Annexure 7	Attachment A – Project Description	32
	1 Project Objectives	32
	2 Project Details	32
	3 Project Location	33

Annexure 8	Knowledge Sharing Plan	44

Schedule 2	Notice of Waiver	49

Schedule 3	Teaming Agreement	50

-ii-

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Deed of Variation to Funding Deed (and Notice of Waiver)

Dated      January 9, 2014

Parties

Name	Australian Renewable Energy Agency ABN 35 931 927 899

Address	Level 1, NewActon Nishi, 2 Phillip Law Street Canberra 2601

Facsimile	61 2 6243 7037

Email	[withheld]

Contact	Portfolio Team Leader, Renewable Futures

Short name	ARENA

Name	Victorian Wave Partners Pty Ltd ACN 136 578 044

Address	Level 33, 360 Collins Street Melbourne 3000

Facsimile	--

Email	[withheld]

Contact	[withheld]

Short name	Recipient

Background

This Deed is made in the following context:

A.	The Renewable Energy Demonstration Program (Program) was a program designed and administered by DRET.

B.

The objective of the program was to accelerate the commercialisation and deployment of new renewable energy technologies for power generation in Australia by assisting the demonstration of these technologies on a commercial scale, as described in the Renewable Energy Demonstration Program Information Guide.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

C.

The Recipient was successful in obtaining funding from DRET under the Program for the project (the development of a 19 megawatt ocean energy demonstration power station in coastal waters near Portland, Victoria).

D.	DRET agreed to provide the grant funds to the Recipient for the purposes the project, subject to the terms and conditions of the Funding Deed, which commenced on 9 September 2010.

E.	Since the parties entered into the Funding Deed, there have been a number of administrative changes and other developments relevant to the status and progress of the project.

Conditions Precedent

F.

A number of conditions precedent are set out in clause 2.1(e) and Schedule 1 of the Funding Deed (Conditions Precedent). The Recipient is required to satisfy all Conditions Precedent under the Funding Deed before DRET is obliged to pay any grant funds or other monies.

G.	At the date of this Deed of Variation and Notice of Waiver (Deed):

G.1	the Recipient has not satisfied Condition Precedent 2 nor Condition Precedent 3 in Schedule 1.

G.2	the Recipient has satisfied the remaining Conditions Precedent in the Funding Deed.

G.3	the Recipient has not received any grant funds or other monies from DRET.

Transfer of Funding Deed and Program administration from DRET to ARENA

H.

On 1 July 2012, pursuant to the Australian Renewable Energy Agency (Consequential Amendments and Transitional Provisions) Act 2011, ARENA become responsible for the administration of committed projects and measures from initiatives formerly administered by DRET, including the project.

Change in Recipient’s ownership structure

I.	The Recipient’s ownership structure has changed since the commencement of the Funding Deed.

J.

In 2012, majority shareholder Leighton Infrastructure Investments Pty Ltd through its parent company Leighton Contractors Pty Ltd (Leighton), ceased its involvement with the Recipient and transferred its interest in the Recipient to Ocean Power Technologies (Australasia) Pty Ltd (OPTA) via a Share Sale agreement dated 30 March 2012 (such that, on and after that date, the Recipient became a wholly owned subsidiary of OPTA).

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

K.

Following the Share Sale, DRET and Leighton executed a Deed of Termination and Release, under which Leighton was released from its obligations under, or relating to, the Deed of Guarantee that was entered into by the parties on 12 October 2010 and Leighton ceased to be a project participant under the Funding Deed.

L.	At the date of this Deed, the Recipient is currently 100% owned by OPTA, which, in turn, is owned by Ocean Power Technologies Inc (88% shareholding) and Woodside Energy Ltd (12% shareholding).

Entry of Lockheed Martin Mission Systems and Sensors into Project

M.

Since the commencement of the Funding Deed, OPTA has sought financial and technical assistance from Lockheed Martin Mission Systems and Sensors (Lockheed Martin) to perform and deliver aspects of the project.

N.

Ocean Power Technologies Inc and Lockheed Martin executed a Teaming Agreement in July 2012, to formalise the relationship between the parties and the involvement of Lockheed Martin in the project. Attachment 2 of the Teaming Agreement sets out the responsibilities of the parties in respect of the project elements involving Lockheed Martin. A copy of the Teaming Agreement is attached at Schedule 3.

O.	Following execution of the Teaming Agreement, Lockheed Martin is now, for the purposes of the Funding Deed, a project participant and a subcontractor.

Communications between parties

P.

On 3 December 2012, the Recipient wrote to ARENA to, amongst other things, request a variation to the Funding Deed to restructure certain aspects of the project (and project delivery) and to reflect change in its ownership structure.

Q.	On 2 April 2013, ARENA wrote to the Recipient to advise that it agreed to:

Q.1	restructure the project and to enter into a Deed of Variation; and

Q.2	amongst other things, waive the obligation on the Recipient to meet Condition Precedent 2 and Condition Precedent 3 in Schedule 1 of the Funding Deed.

R.	The purpose of this Deed is to vary the Funding Deed to reflect the changes proposed by the Recipient and approved by ARENA in the abovementioned communications in order to restructure the project.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

The Parties Agree

1.	Definitions

In this Deed unless expressed or implied to the contrary:

DRET means the Commonwealth of Australia represented by the former Department of Resources, Energy and Tourism.

effective date means the date of execution of this Deed by ARENA.

Funding Deed means the agreement between the Commonwealth of Australia represented by the former Department of Resources, Energy and Tourism and Victorian Wave Partners dated 9 September 2010 in relation to the Renewable Energy Demonstration Program.

Teaming Agreement means the agreement between Ocean Power Technologies Inc and Lockheed Martin Mission Systems and Sensors dated 27 July 2012.

Terms used in this Deed that are not defined in this clause 1 have the same meaning as in the Funding Deed.

2.	Effect of the Australian Renewable Energy Agency (Consequential Amendments and Transitional Provisions) Act 2011

The parties acknowledge that an effect of the Australian Renewable Energy Agency (Consequential Amendments and Transitional Provisions) Act 2011 is that on and from the date of that Act:

(a)	Commonwealth of Australia represented by the Department of Resources, Energy and Tourism ABN 46 252 861 927 of 51 Allara Street Canberra ACT 2601 (Commonwealth)

is replaced by

Australian Renewable Energy Agency, ABN 35 931 927 899 of 2 Phillip Law Street Canberra ACT 2601 (ARENA)

as a party to the Funding Deed; and

(b)	all references to “the Commonwealth” in the Funding Deed, where the reference to the Commonwealth is a reference to it as a party to the Funding Deed, are replaced by references to “ARENA”.

3.	Variation of Funding Deed

3.1.1	In accordance with clause 28.2 of the Funding Deed, the Funding Deed is varied in the manner described in Schedule 1.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

3.1.2	Unless otherwise stated, the terms and conditions of the Funding Deed remain unchanged and in full force and effect.

4.	Notice of Waiver

4.1.1	In accordance with clause 30.5 of the Funding Deed, ARENA waives certain rights created under the Funding Deed, as described in Schedule 2.

4.1.2	ARENA agrees to execute and deliver to the Recipient the Notice of Waiver (in the form set out in Schedule 2) on or immediately following the effective date.

5.	General

5.1	Amendment

No variation of this Deed is binding unless it is agreed in writing and signed by the Recipient and ARENA.

5.2	Entire understanding

This Deed contains the entire understanding between the parties as to the subject matter contained in it. All previous agreements, representations, warranties, explanations and commitments, expressed or implied, affecting this subject matter are superseded by this Deed and have no effect.

5.3	Further assurance

Each party must promptly execute and deliver all documents and take all other action necessary or desirable to effect, perfect or complete the transactions contemplated by this Deed.

5.4	Legal costs and expenses

Each party must pay its own legal costs and expenses in relation to the negotiation, preparation and execution of this Deed and other documents referred to in it, unless expressly stated otherwise.

5.5	Waiver and exercise of rights

5.5.1	A single or partial exercise or waiver of a right relating to this Deed does not prevent any other exercise of that right or the exercise of any other right.

5.5.2

No party will be liable for any loss or expenses incurred by another party caused or contributed to by the waiver, exercise, attempted exercise, failure to exercise or delay in the exercise of a right.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

5.6	Rule of construction

In the interpretation of this Agreement, no rule of construction applies to the disadvantage of the party preparing the document on the basis that it prepared or put forward this Agreement or any part of it.

6.	Interpretation

6.1	Governing law and jurisdiction

This Deed is governed by and is to be construed in accordance with the laws of Australian Capital Territory. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of Australian Capital Territory and waives any right to object to proceedings being brought in those courts.

6.2	Commencement of this Deed

This Deed commences on the effective date.

6.3	Persons

In this Deed, a reference to:

6.3.1	a person includes a firm, partnership, joint venture, association, corporation or other corporate body;

6.3.2	a person includes the legal personal representatives, successors and permitted assigns of that person; and

6.3.3

any body which no longer exists or has been reconstituted, renamed, replaced or whose powers or functions have been removed or transferred to another body or agency, is a reference to the body which most closely serves the purposes or objects of the first-mentioned body.

6.4	Joint and several

If a party consists of more than one person, this Deed binds them jointly and each of them severally.

6.5	Legislation

In this Deed, a reference to a statute includes regulations under it and consolidations, amendments, re-enactments or replacements of any of them.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

6.6	This Deed, clauses and headings

In this Deed:

6.6.1	a reference to this or other document includes the document as varied or replaced regardless of any change in the identity of the parties;

6.6.2	a reference to a clause, schedule, appendix or annexure is a reference to a clause, schedule, appendix or annexure in or to this Deed all of which are deemed part of this Deed;

6.6.3	a reference to writing includes all modes of representing or reproducing words in a legible, permanent and visible form;

6.6.4	headings and sub-headings are inserted for ease of reference only and do not affect the interpretation of this Deed;

6.6.5	where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning; and

6.6.6	Where the expression including or includes is used it means ‘including but not limited to’ or ‘including without limitation’.

6.7	Severance

6.7.1

If a provision in this Deed is held to be illegal, invalid, void, voidable or unenforceable, that provision must be read down to the extent necessary to ensure that it is not illegal, invalid, void, voidable or unenforceable.

6.7.2

If it is not possible to read down a provision as required in this clause, that provision is severable without affecting the validity or enforceability of the remaining part of that provision or the other provisions in this Deed.

6.8	Counterparts

This Deed may be executed in any number of counterparts all of which taken together constitute one instrument.

6.9	Currency

In this Deed, a reference to ‘$’ or ‘dollars’ is a reference to Australian dollars.

6.10	Number and gender

In this Deed, a reference to:

6.10.1	the singular includes the plural and vice versa; and

6.10.2	a gender includes the other genders.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Signing Page

Executed by the parties

Signed for and on behalf of the Australian Renewable Energy Agency (ARENA) by its duly authorised delegate in the presence of
/s/ Fiona McKenna	/s/ Ivor Frischknecht
Signature of witness Fiona McKenna	Signature of delegate Ivor Frischknecht
Name of witness (print)	Name of delegate (print) CEO
Position of delegate (print)

Executed by Victorian Wave Partners Pty Ltd ABN 25 136 578 044 in accordance with Section 127 of the Corporations Act 2001 in the presence of

/s/ George W. Taylor	/s/ Charles F. Dunleavy
Signature of director	Signature of director
George W. Taylor	Charles F. Dunleavy
Name of director (print)	Name of director (print)

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Schedule 1     Variation to Funding Deed

Variation to Funding Deed

The parties agree to vary the Funding Deed as set out below with effect from the effective date:

1.	Payment of grant funds

1.1	Insert new clause 5.1(c):

(c)

Notwithstanding clause 5.1(b), ARENA will pay the progress payments specified in payment milestone numbers 1, 2, 3, 9, 10 and 11 in Schedule 5 upon execution of the Deed of Variation, by direct credit to the bank account identified by the Recipient under clause 8.1. The execution of the Deed of Variation will be deemed a valid form of payment claim for those progress payments for the purposes of clause 9.1(b)(i) provided that the Recipient also provides to ARENA on the execution date the information required under clause 9.1(b)(ii) and clause 9.1(b)(iii).

2.	Stage-Gate Requirements

2.1	Insert new clause 6.1A:

6.1A     Project Stage Gates

(a)	For the purposes of this clause 6.1A, project stage means a stage of the project as shown in schedule 5 - Payment Milestones and Schedule.

(b)	Subject to clause 6.1A(c) and unless otherwise approved by ARENA in writing (such approval to not be unreasonably withheld or delayed), the Recipient:

(i)	must not commence any work or activity associated with a payment milestone related to a future project stage; and

(ii)

will not be entitled to submit a payment claim in respect of a payment milestone that is related to a future project stage (regardless of whether or not the relevant payment milestone was reached prior to the Date of Variation), unless and until the Recipient has, to the satisfaction of ARENA:

(iii)	completed all relevant work or activity associated with all payment milestones required to be completed in the existing project stage;

(iv)	secured, and entered into, a power purchase agreement with a third party for the following project stage;

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(v)	complied with the reporting requirements in clause 13.3, including providing all relevant payment milestone reports for the existing project stage;

(vi)	complied with, and obtained all relevant authorisations associated with the existing project stage required under, clause 6.5;

(vii)	secured all necessary matching funding or other project finance required for the following project stage; and

(viii)	complied with the requirements of clause 6.1 in carrying out the project.

(together the stage gate requirements).

(c)

The restriction in clause 6.1A(b)(i) will not apply to any work or activity directly relevant to or associated with the project which, by the nature of the work, relates to both project stage 1 and later project stages and is:

(i)

of such fundamental importance to the project (for example, the attaining and maintaining any and all permits required for the project) that it must be fully completed early in the time line for the project; and/or

(ii)

in the case of the work that is required for later project stages, more efficiently carried out, both in terms of time and cost, contemporaneously with the work required (within that particular work activity) for project stage 1 (for example, the undertaking of any survey or study required to be undertaken for the purpose of the project, including (but not limited to) environmental effects studies and underwater ocean floor surveys of the project area).

(d)	Within 30 days of completing all stage gate requirements for the relevant project stage, the Recipient must:

(i)	notify ARENA, in writing, that it has completed the stage gate requirements (stage completion notice); and

(ii)	request approval from ARENA for it to commence work and activities associated with the next project stage (stage gate approval).

(e)

For the purposes of clause 6.1A(d) and obtaining stage gate approval, the Recipient must provide documentary evidence for each completed stage gate requirement and any other supporting information ARENA may request for the purpose of demonstrating the Recipient has completed all stage gate requirements.

(f)

ARENA must, within 30 days of receiving notice and supporting documentation from the Recipient in accordance with clauses 6.1A(d) and (e), either accept or reject the request for stage gate approval by written notice to the Recipient.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(g)	Subject to clause 6.1A(h), if ARENA rejects the request for stage gate approval, the written notice to the Recipient must:

(i)	identify any incomplete stage gate requirements;

(ii)	include ARENA’s reasons for rejecting the request for stage gate approval; and

(iii)	include the date or dates by which the Recipient must:

(A)	complete any incomplete stage gate requirements identified by ARENA in the notice;

(B)	otherwise address the reasons that ARENA has given for rejecting the request for stage gate approval; and

(C)	re-submit a stage completion notice and request for stage gate approval under clause 6.1A(d).

(h)

If the Recipient fails to obtain stage gate approval for any project stage more than twice, ARENA may (in addition to its other remedies) terminate the Funding Deed immediately under clause 22.1(j) by giving the Recipient notice in writing.

3.	Repayment Obligations

3.1	Delete clause 16.1 and replace with the following:

16.1     Payment in excess of funding percentage

(a)	For the purposes of this clause 16.1, project stage means a stage of the project as shown in Schedule 5 - Payment Milestones and Schedule.

(b)	[***]

4.	Insurance

4.1	Delete clause 19.3 and replace with the following:

19.3     Insurance

(a)

Without in any way limiting or affecting the Recipient’s obligations or liabilities under this deed, the Recipient must effect and maintain insurance policies, or procure that insurance policies are effected and maintained that nominate it as an insured, of the type and for the amounts and time periods specified set out in item 5 of schedule 3.

(b)

Where, in respect of a type of insurance specified in item 5 of schedule 3 the amount of the policy cover to be effected and maintained by the Recipient is stated to be dependent on or determined by reference to the value of the asset or assets to be insured, the Recipient must, if requested or required by the Commonwealth to do so, obtain the prior approval of the Commonwealth to the value of the relevant asset, and the amount of the insurance cover to be effected, before it effects the required insurance policy.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(c)

If requested in writing by the Commonwealth, the Recipient must provide to the Commonwealth such evidence of the currency of each of the insurances referred to item 5 of schedule 3, including by the provision of a copy of the certificate of currency of the relevant policy and a copy of the policy wording, within 14 days of the date of receipt of the request from the Commonwealth.

(d)

The Recipient must have the interest of the Commonwealth in the Project, through the provision of funding to the Recipient under this deed, noted and, at no cost to the Commonwealth, have the Commonwealth recorded as an insured on all insurances (other than the professional indemnity insurance) effected and maintained (as required under clause 19.3(a) and item 5 of schedule 3) under this deed.

(e)

The obligation imposed on the Recipient by clause 19.3(d) will apply in all cases including, without limitation, where the Recipient discharges its obligations under clause 19.3(a) by procuring a third party to effect and maintain the relevant insurances on behalf of the Recipient.

(f)

If for any reason it is not possible for the Recipient to have the interest of the Commonwealth in the Project noted and have the Commonwealth recorded as an insured on all insurances (other than the professional indemnity insurance) as required by clause 19.3(d) either at all or on terms that are commercially acceptable to the Recipient, the Recipient must:

(i)	advise the Commonwealth in writing of its inability to obtain the insurance cover (either at all or on terms acceptable to the Recipient); and

(ii)	provide to the Commonwealth all relevant information concerning its inability to obtain the relevant insurance cover.

(g)

On receipt of a notice from the Recipient under clause 19.3(f) ARENA may determine, in its absolute discretion, what alternative form of insurance (which is commercially available on terms that are reasonable) or other course of action that the Recipient must take to protect the interests of the Commonwealth in the Project.

(h)

The Recipient must notify the Commonwealth immediately of any change in or to its insurances (including but not limited to any change of insurer or of the persons insured or of other details set out in item 5 of schedule 3) or if any insurance cover required under clause 19.3(a) and/or item 5 of schedule 3 is voided, cancelled, withdrawn, not renewed, not maintained or is for any other reason otherwise not current and subsisting.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

5.	Termination for default

5.1	Insert new clause 22.1(j):

(i)	the Recipient fails to obtain stage gate approval more than twice for any project stage.

6.	Funding for project stage 1

6.1	Insert new clause 18A:

Prior to undertaking any work or activity associated with a payment milestone related to project stage 1, the Recipient must, warrant to ARENA that:

(a)

the Recipient has available to it, whether from its own resources or otherwise, the funding necessary for it to be able to pay all expenditure likely to be incurred in the completion of the payment milestone which is not covered by the grant funds; and

(b)	the funding will be available to the Recipient as and when required by it in order to pay all such expenditure related to the payment milestone when due and payable.

7.	Immediate termination

7.1	At clause 22.1(a) include the words “and is of material effect” after the words “misleading when made” so that clause 22.1(a) provides:

a representation or warranty made by the Recipient under this deed is incorrect or misleading when made and the incorrect or misleading representation or warranty is of material effect;

8.	Knowledge Sharing Plan

8.1	Insert new clause 25.5:

25.5     Knowledge Sharing Plan

In addition to clause 25.3, the Recipient must:

(a)	comply with the Knowledge Sharing Plan;

(b)	on each anniversary of the Date of Variation, provide ARENA with, and update the Knowledge Sharing Plan to include, a list of planned knowledge sharing activities over the forward 12 months;

(c)	provide ARENA with any report, paper, or other Material for dissemination, prepared for the purpose of the Knowledge Sharing Plan 15 days before public release (or by the time agreed to by ARENA); and

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(d)	not publicly release any such report, paper or Material without the consent of ARENA which consent will not be unreasonably withheld or delayed.

8.2	Insert definition of Knowledge Sharing Plan in clause 31.1:

Knowledge Sharing Plan means the plan the Recipient is required to provide to ARENA substantially in the form set out in Schedule 8 as updated on each anniversary of the Date of Variation or amended by agreement of the parties from time to time.

8.3	Insert new Schedule 8 (Knowledge Sharing Plan) set out at Annexure 8 to this Schedule.

9.	Definition – Date of Variation

9.1	Insert definition of Date of Variation in clause 31.1:

Date of Variation means the date on which ARENA provides written notice to the Recipient approving the Knowledge Sharing Plan in accordance with clause 2.1.3 of the Deed of Variation or such other date notified by ARENA to the Recipient under clause 2.1.4(b) of the Deed of Variation.

10.	Definition – Deed of Variation

10.1	Insert definition of Date of Variation in clause 31.1:

Deed of Variation means the deed entered into by the parties on or about 31 October 2013 that varies this deed.

11.	Definition – Eligible Expenditure Guidelines

11.1	Delete definition of Eligible Expenditure Guidelines in clause 31.1 and replace with the following:

Eligible Expenditure Guidelines means the guidelines provided to the Recipient on or before the execution date (included at Schedule 7) as amended from time to time.

11.2	Insert guidelines attached at Annexure 1 to this Schedule in Schedule 7 of the Funding Deed.

12.	Definition – funding percentage

12.1	Replace definition of funding percentage in clause 31.1 with:

funding percentage means the percentage figure set out in item 4 of Schedule 1, which figure must not exceed [***].

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

13.	Definition – power purchase agreement

13.1	Insert definition of power purchase agreement in clause 31.1 power purchase agreement means an agreement entered into by the Recipient (or a Related Body Corporate of the Recipient) with an electricity retailer or other user, distributor, reseller or consumer of electricity for the supply of electricity generated by or a result of the wave energy assets constructed in the course of the Project.

14.	Definition – Program

14.1	Delete definition of Program in clause 31.1 and replace with the following:

Program means the portfolio of projects and measures for a number of renewable energy and technology types for which ARENA is currently providing financial assistance, that were previously administered by DRET.

15.	Definition – Program funding

15.1	Delete definition of Program funding in clause 31.1 and replace with the following:

Program funding means the funding made available by the Parliament of the Commonwealth of Australia to ARENA in any given financial year which is allocated and administered by ARENA for the purposes of the Program.

16.	Definition – Program Objectives and Outcomes

16.1	Delete definition of Program Objectives and Outcomes in clause 31.1 and replace with the following:

Program Objectives and Outcomes means the objective of accelerating the commercialisation and deployment of new renewable energy technologies for power generation in Australia by assisting the demonstration of these technologies on a commercial scale, and thereby to contribute to the achievement of the 20 per cent renewable energy target by 2020 and global efforts for climate change mitigation with the intention of achieving the following outcomes:

•     demonstrating technical and economic viability of renewable energy technologies for power generation through large-scale installations;

•     supporting the development of a range of renewable energy technologies for power generation in Australia;

•     enhancing Australia’s international leadership in renewable energy technology for power generation development; and

•     attracting private sector investment in renewable energy power generation.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

17.	Schedules

17.1	Delete the reference to [***] in Item 4 of Schedule 1 and replace with [***].

17.2	Delete Schedule 2 and replace with Schedule 2 attached at Annexure 2 to this Schedule.

17.3	Delete item 3, item 4 and item 5 in Schedule 3 and replace with item 3, item 4 and item 5 of Schedule 3 attached at Annexure 3 to this Schedule.

17.4	Delete Schedule 4 and replace with Schedule 4 attached at Annexure 4 to this Schedule.

17.5	Delete Schedule 5 and replace with Schedule 5 attached at Annexure 5 to this Schedule.

17.6	Delete Schedule 6 and replace with Schedule 6 attached at Annexure 6 to this Schedule.

17.7	Delete Attachment A to Funding Deed and replace with Attachment A at Annexure 7 to this Schedule.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Annexure 1     Eligible Expenditure Guidelines

These guidelines set out what kind of expenditure is eligible expenditure and what kind of expenditure is ineligible for the project.

These guidelines are to be followed in the regular milestone reporting and annual financial reporting required under the Funding Deed.

Where the Recipient is in any doubt as to the eligibility of elements of project expenditure, it is encouraged to discuss the matter with ARENA. If the Recipient wants particular expenditure that falls outside these guidelines to be considered as eligible, it should have provided supporting information in its application, or if at a later stage during the project, it should provide supporting information within a report.

General Principles

The following general principles apply in the consideration of eligible expenditure:

●	Generally accepted accounting principles are to be followed, and it must be possible to track expenditure relating to the project through the Recipient’s accounting system;
●

Eligible expenditure is expenditure directly related to the undertaking of eligible project activities – eligible project activities are those activities necessary to conduct the project as set out in the project plan;

●	Where resources are used both on the project and non-project activities elsewhere in the Recipient’s company, the expenditure should be apportioned on a reasonable basis;
●	Opportunity costs, that is expenditure related to foregone production and downtime arising from the allocation of resources to the project activities, are not eligible;
●	Related party transactions must be treated on an at cost basis, without mark-up, unless it can be demonstrated that the transaction has been calculated on an arm’s-length basis;
●	Expenditure is not generally eligible if undertaken prior to the signing of the Funding Deed, or after the specified completion date (or such later date agreed by the parties); and
●	Eligible expenditure is calculated net of GST and GST is then added to the grant payment due.

Specific Eligibility Provisions

Eligible expenditure includes:

●

Contract expenditure in relation to contracts entered into for the purposes of undertaking the activities required for the conduct of the project (subject to the ineligible expenditure constraints below);

●

Labour expenditure (salaries/wages) including reasonable on-costs for personnel directly employed on the project. Labour on-costs include worker’s compensation insurance, employer contributions to superannuation, recreation and sick leave, long service leave accrual and payroll tax;

●	Administrative expenses including communications, accommodation, computing , travel, recruitment, printing and stationery, where directly related to the project;

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

●	Plant expenditure for plant installed in the project is allowable at the full delivered cost of the plant to the site of the facility;
●

Plant expenditure in respect of plant used for the construction of the facility is allowable on the basis of hire/lease costs, or depreciation charges if owned, and related running costs such as rent, light and power and repairs and maintenance;

●

Expenditure related to Front End Engineering and Design (FEED) activities and the obtaining of approvals related to the project may be allowable (subject to the provisions related to pre-contract expenditure);

●	Expenditure related to legal, audit and accounting costs related to the project are eligible;
●	Where the Recipient needs to access specific technology in relation to the project, relevant licence fees or intellectual property purchase costs are eligible expenditure;
●	Expenditure related to all insurances reasonably and prudently required for the project;
●

Expenditure (including advisor fees) related to the procurement and execution of a power purchase agreement (or other agreement to a similar effect) (PPA) for the project and such other documentation ancillary to the PPA as may be required for the purpose of giving effect to the PPA.

Ineligible expenditure includes:

●	Expenditure related to the general operations and administration of the Recipient’s company;
●

Expenditure directly related to the raising of funding for the project or to the implementation of joint ventures or other collaborative arrangements involving the Recipient and which related primarily to its financing of the project;

●

Expenditure in relation to activities that are part of the project but are funded by any other Commonwealth government program, which would lead to the Australian Government funding the same activity more than once.

●

Expenditure on activities that a local, State, Territory or Australian Government agency has the responsibility to undertake. [For clarity, it is not intended that this clause would result in expenditure incurred in obtaining permits or other approvals or the undertaking of other activities in respect of which a local, State, Territory or Australian Government agency is the responsible body) being ineligible expenditure];

●

Expenditure related to obtaining regulations and standards compliance—such as certification and accreditation fees, and other direct payments to regulators including geothermal license retention fees, or to certification or accreditation bodies;

●	Expenditure on achieving quality control accreditation;
●	Interest expenditure on loans for new and pre-existing capital items utilised for the project;
●	Undertaking commercialisation activities—such as sales promotion; and
●

Expenditure that does not directly support the achievement of the planned outcomes of the project, or is contrary to the spirit or intention of the project and the intentions of the original Renewable Energy Demonstration program that was administered by the Department of Resources, Energy and Tourism.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Comments on Expenditure Items

Labour

Eligible labour expenditure for the project is the gross amount paid or payable to an employee of the Recipient’s company. An employee is a person who is paid a regular salary or wage, out of which regular tax installment deductions are made. Eligible salary includes any components of the employee’s total remuneration package which are itemised on their Pay As You Go (PAYG) Annual Payment Summaries submitted to the Australian Taxation Office (ATO).

It is expected that, in a reporting context, the Recipient will be able to demonstrate, by reference to appropriate records such as timesheets, job cards or diaries, the amount of time spent on approved activities by each employee. Labour costs cannot be claimed based on an estimation of the employee’s worth to the company, where no cash has changed hands.

Contract Expenditure

Eligible contract expenditure is the cost of any agreed project activities performed for the Recipient by another organisation. All project work to be performed must be the subject of a written contract (for example, a letter or purchase order) which specifies the nature of the work to be performed for the client and the applicable fees, charges and other costs payable. The written contract must be entered into prior to commencement of the work undertaken under the contract.

With respect to the project budget submitted at time of application, it is not a requirement for contracts to be in place. However, for major items of contract expenditure (for example, purchases of major items of hardware to be incorporated in the project), the Recipient will be expected to have some form of documentary evidence such as written quotes from suppliers, to substantiate the expenditure included in the project budget.

Where the contractor and the Recipient are not at arm’s length’, the amount assessed for work performed will be an amount considered to be a reasonable charge for that work and contain no unacceptable element of ‘in group profit’. Organisations considered not at arm’s length’ include related companies and companies with common directors and/or shareholders.

Expenditure Prior to Deed

While expenditure is not generally eligible if undertaken prior to the signing of the Funding Deed, the Recipient may be able to claim expenditures incurred prior to execution of a Deed, such as those associated with Front End Engineering and Design (FEED). This expenditure and funding attached to it will be considered by ARENA on a case by case basis.

Accounting Systems

The Recipient is required to have in place suitable accounting systems to provide assurance that the system allows for the separate accurate identification of eligible and ineligible project expenditure and ensures that a clear audit trail is available.

***

Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Annexure 2     Schedule 2 - Recipient and consortium details (clause 11)

1     Recipient – ownership and group structure details

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

2     Project Participants

Name of project participant	Contribution/role of project participant
Ocean Power Technologies (Australasia) Pty Ltd ABN 19 076 639 211	100% equity investor in Victorian Wave Partners Pty Ltd Technology provider
Lockheed Martin Australia Pty Ltd ABN 30 008 425 509 Lockheed Mission Systems and Sensors Business Registered in the State of Maryland, USA IRS Employer Identification No: 52-1893632	Program management and system integration

3     Project Participants – Recipient ownership and group structure details

Ocean Power Technologies (Australasia) Pty Ltd (OPTA) - ABN 19 076 639 211

OPTA is a subsidiary of Ocean Power Technologies, Inc. (OPT).

OPTA is 88% owned by OPT and 12% by Woodside Energy.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Annexure 3          Schedule 3, Items 3, 4 and 5

3     Project Budget

[***] (Budget redacted)

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

4          Authorisations – Stage 1 (clause 6.5)

Authorisation type/category	Final date for obtaining authorization
Environment Protection and Biodiversity Conservation Act 1999	[***]
Navigational Aids	[***]
National Energy Regulations (Section 5.2) AEMC (over 5MW)	[***]
Compliance with the Open Access Regime and NEMCO requirements	[***]
Coastal Management Act Consents	[***]
Indigenous Land Use Act Agreement (ILUA)	[***]
Sea Bed Lease (DEPI)	[***]
Environmental Effects Statement (DPCD)	[***]
Shore Crossing Easement	[***]
Cable Easement	[***]
Interconnection Agreement with District Network Service Provider	[***]
Other authorisations as deemed appropriate by relevant local, state and federal authorities	[***]

Note:

1)

The dates listed above are based on reasonable estimates of the time usually required to obtain the relevant authorisations. Circumstances beyond the Recipient’s control may result in one or more authorisations not being obtained by the date shown.

2)	Final dates are predicated on the assumption that the environmental review approval process will not be subject to a public review.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Authorisations – Stages 2 and 3 (clause 6.5)

Authorisation type/category	Final date for obtaining authorisation
Environment Protection and Biodiversity Conservation Act 1999	[***]
Navigational Aids	[***]
National Energy Regulations (Section 5.2) AEMC (over 5MW)	[***]
Compliance with the Open Access Regime and NEMCO requirements	[***]
Coastal Management Act Consents	[***]
Indigenous Land Use Act Agreement (ILUA)	[***]
Sea Bed Lease (DEPI)	[***]
Environmental Effects Statement (DPCD)	[***]
Shore Crossing Easement	[***]
Cable Easement	[***]
Interconnection Agreement with District Network Service Provider	[***]
Other authorisations as deemed appropriate by relevant local, state and federal authorities	[***]

Note:

1)

The dates listed above are based on reasonable estimates of the time usually required to obtain the relevant authorisations. Circumstances beyond the Recipient’s control may result in one or more authorisations not being obtained by the date shown.

2)	Final dates are predicated on the assumption that the environmental review approval process will not be subject to a public review.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

5          Insurance Requirements (clause 19.3)

Insurance type/category	Coverage	When Procured	Amount	Other Requirements
Third Party / Public liability.

Third party legal liability covering loss or liability arising out of occupation and use of any premises and / or infrastructure associated with the Project.

The Policy must cover VWP, OPTA, OPT Inc and the Commonwealth (as the nominated insured persons).

VWP must procure or cause to be procured throughout the term of the Deed.

Limit of a minimum of $50,000,000 per claim, or occurrence giving rise to a claim where occurrence means a single event or series of occurrences if these are linked or occur in connection with one another from one original cause, as the case may be.

Insurance must be effected and maintained with a reputable insurance provider.
Construction – Material Damage

Loss of or damage to the works under fabrication, construction, local transit (including loading and unloading and transit by barge to the final location of the buoys), installation and testing and commissioning.

The Policy must extend to cover any loss or damage caused by contractors or subcontractors for their on-site activities and must extend to any loss or damage caused in the course of remedying any defects in the works in accordance with any maintenance / defects obligations under their contracts and for the length of the Defects Liability period (not exceeding 12 months).

VWP must procure or cause to be procured coverage from the period beginning when site construction and/or fabrication works begin to when any phase or stage is completed and becomes operational (after appropriate testing and commissioning has been completed) or has reached practical completion and handover.

Set out below are the project milestones which, once achieved, will signify the conclusion of that stage of the project (and the transition to operational insurance for the respective stage):

At the insured’s option, but at all times to be for an amount in excess of the value of the Project assets at risk.

The insurance will be based on an estimated Project value (determined by reference to the construction pricing, which value is then subject to declaration and adjustment at the end of the policy period

Insurance must be effected and maintained with a reputable insurance provider.
	The Policy must cover VWP, OPTA, OPT Inc and the Commonwealth (as the nominated insured persons) and contractors and/or subcontractors for their on-site activities.	For Stage 1 – Milestone 28. For Stage 2 – Milestone 40. For Stage 3 – Milestone 51.
Construction – Liability

Legal liability occurring during the construction and fabrication of the project, including local transit, and storage activities and ancillary activities.

The Policy must also extend to cover any liability for personal injury, loss or damage caused by contractors or subcontractors in the course of remedying any defects in the works in accordance with any maintenance / defects obligations under their contract and for the length of the Defects Liability period (not exceeding 12 months).

The Policy must cover VWP, OPTA, OPT Inc and the Commonwealth (as the nominated insured persons).

VWP must procure or cause to be procured coverage from the period beginning when site construction and/or fabrication works begin to when any phase or stage is completed and becomes operational (after appropriate testing and commissioning has been completed) or has reached practical completion and handover.

Set out below are the project milestones which, once achieved, will signify the conclusion of that stage of the project (and the transition to operational insurance for the respective stage):

For Stage 1 – Milestone 28.

For Stage 2 – Milestone 40.

For Stage 3 – Milestone 51.

Limit of a minimum of $50,000,000 per claim, or occurrence giving rise to a claim where occurrence means a single event or series of occurrences if these are linked or occur in connection with one another from one original cause, as the case may be.

Insurance must be effected and maintained with a reputable insurance provider.

Operational Coverage (Material Damage)

Loss of or damage to the physical project property / assets of VWP that are the subject of the Funding Deed once those assets are handed over from construction operations (including, but not limited to, the buoys and related infrastructure).

The Policy must cover VWP, OPTA, OPT Inc and the Commonwealth (as the nominated insured persons).

VWP must procure or cause to be procured for each stage on practical completion and handover being reached in respect of the stage to the expiry of the Deed.

The achievement of the following project milestones will signify the conclusion of that stage of the project (and the transition to operational insurance for the relevant stage):

For Stage 1 – Milestone 28.

For Stage 2 – Milestone 40.

For Stage 3 – Milestone 51.

At the insured’s option, an amount representing replacement value (determined immediately after completion by the final project values plus a provision for inflation or by a separate valuation/ assessment by qualified persons of the cost of rebuild) or maximum foreseeable loss.

The loss limit is set to the largest single loss / location or worst case scenario. Modelling by qualified engineers can be performed (if there is a cost benefit to it).

Insurance must be effected and maintained with a reputable insurance provider.
Operational – Third party liability

Legal liability arising out of the use, operation, or occupation of any site in relation to wave power generators, including associated infrastructure (the insured’s business activities).

The policy must cover OPT, OPTA, VWP (as the principal insured parties) and the Commonwealth (to be covered only for their vicarious liability for negligent acts / omissions of VWP).

VWP will procure the policy or cause the policy to be procured for each stage on practical completion and handover being reached in respect of the stage to the expiry of the Deed.

The achievement of the following project milestones will signify the conclusion of that stage of the project (and the transition to operational insurance for the relevant stage):

For Stage 1 – Milestone 28.

For Stage 2 – Milestone 40.

For Stage 3 – Milestone 51.

At the insured’s option, with an initial minimum coverage for AUD $50,000,000 per occurrence / in aggregate any one policy year for pollution / product liability / completed operations.

For the remainder of the term of the Deed, the policy limit will be reviewed at least annually with the intention that the coverage will be adjusted to reflect the overall stage of the Project and obligations / risks faced by the insured parties in respect of the overall Project.

Insurance must be effected and maintained with a reputable insurance provider.

Marine Cargo / Transit

Loss of or damage to VWP cargo (or cargo for which VWP is responsible) during transit (unless otherwise covered by the supplier or under the transit section of the Construction – Material damage policy or unless the transits are low value items).

The Policy must cover VWP, OPTA, OPT Inc and the Commonwealth (as the nominated insured persons).

	VWP must procure or cause to be procured as and when required (i.e. whenever any relevant cargo is being transported by sea or is in transit) throughout the term of the Deed.	At the insured’s option, replacement value of the cargo plus shipping charges. The cost of an item on the purchase invoice plus freight.	Insurance must be effected and maintained with a reputable insurance provider.
Workers Compensation (and employer’s liability insurance covering employer’s liability at common law (if not covered under statute).

Covering injury or death to employees (including the legal liability of their employer).

The Policy must cover VWP and any other related entity of VWP that is an employer and therefore has an insurable interest. [Note: It is not possible under the applicable Victorian legislation to include cross liability clauses or name parties other the employer as an insured.]

VWP must procure or cause to be procured the appropriate workers compensation and employer’s liability insurances for itself and all of its other related entities that employ persons involved in the Project throughout the term of the Deed.

		In accordance with the requirements of the applicable legislation.	Insurance must be effected and maintained with a reputable insurance provider.

Professional Indemnity

Liability to any third party arising as a result of any negligent act, error or omission in the provision of professional services by OPTA, OPT Inc. or VWP or its independent contractors in the conduct of the Project.

The Policy must cover VWP, OPTA, OPT Inc and, if appropriate, its independent contractors.

	Before VWP provides professional services in relation to the Project, VWP must put in place appropriate professional indemnity insurance for the term of the Deed and/or seven years after the expiry or termination of this Deed. VWP must require that independent contractors it engages have appropriate and available professional indemnity insurance, public risk and workers compensation (in accordance with law) insurance at the time they commence the provision of services in relation to the Project.	Limit of a minimum of $10,000,000 per claim, or occurrence giving rise to a claim where occurrence means a single event or series of occurrences if these are linked or occur in connection with one another from one original cause, as the case may be.	Insurance must be effected and maintained with a reputable insurance provider.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Annexure 4               Schedule 4 - Key Personnel and Approved Subcontractors

1 Key Personnel

Name of Key Personnel	Description of work/role/responsibilities
Victorian Wave Partners Pty Ltd (VWP)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Ocean Power Technologies Inc. (OPT)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Ocean Power Technologies (Australasia) Pty Ltd (OPTA)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Lockheed Martin Corporation
[***]	[***]
[***]	[***]
[***]	[***]

 *** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

2     Approved Subcontractors

Name of Approved Subcontractor	Work to be subcontracted	Date for execution of subcontract
Lockheed Martin	Engineering Services	31 July 2013
Lockheed Martin	Component Fabrication	1 November 2013
OPTA	Technology provider	31 July 2013
OPTA	Component Fabrication	1 November 2013
Brookfield Financial	Financial Advisor	12 November 2012
Shane O’Kane	Financial Advisor	5 June 2013

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Annexure 5               Schedule 5 - Payment Milestones and Schedule

Stage #1 Payment Milestones and Schedule

Payment milestone No.	Payment milestone (clause 31.1)	Payment milestone due date (clauses 6.1(a), 6.4 and 22.3(a)(ii))	Payment claim and payment milestone report due date (clause 9.1(a) and schedule 6)	Payment criteria (clause 9.1(b)(ii))	Supporting documentation and other evidence required (clause 9.1(b)(iii))	Budgeted Expenditure $	Progress payment amount $ (clause 5.1(b))	Funding %
Stage #1 Project Development
[***] (Chart data redacted – six pages)
STAGE 1 – TOTAL EXPENDITURE AND PAYMENTS						42,637,012	21,318,506

Notes:

1)     EPC costs and risk contingencies are amortised over the payment milestones.

2)     Payment milestones comprising of a number of sub-milestones have been aggregated for convenience, and hence in the event that one of the sub-milestones is not achieved on time, it will not prejudice payment of the other sub-milestones.

 *** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Stage #2 Payment Milestones and Schedule

Payment milestone No.	Payment milestone (clause 31.1)	Payment milestone due date (clauses 6.1(a), 6.4 and 22.3(a)(ii))	Payment claim and payment milestone report due date (clause 9.1(a) and schedule 6)	Payment criteria (clause 9.1(b)(ii))	Supporting documentation and other evidence required (clause 9.1(b)(iii))	Budgeted Expenditure $	Progress payment amount $ (clause 5.1(b))	Funding %
Stage #2 Project Development
[***] (Chart data redacted – three pages)

Notes:

1)	EPC costs and risk contingencies are amortised over the payment milestones.

2)

Payment milestones comprising of a number of sub-milestones have been aggregated for convenience, and hence in the event that one of the sub-milestones is not achieved on time, it will not prejudice payment of the other sub-milestones.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Stage #3 Payment Milestones and Schedule

Payment milestone No.	Payment milestone (clause 31.1)	Payment milestone due date (clauses 6.1(a), 6.4 and 22.3(a)(ii))	Payment claim and payment milestone report due date (clause 9.1(a) and schedule 6)	Payment criteria (clause 9.1(b)(ii))	Supporting documentation and other evidence required (clause 9.1(b)(iii))	Budgeted Expenditure $	Progress payment amount $ (clause 5.1(b))	Funding %
Stage #3 Project Development
[***] (Chart data redacted – three pages)

Notes:

1)	EPC costs and risk contingencies are amortised over the payment milestones.

2)

Payment milestones comprising of a number of sub-milestones have been aggregated for convenience, and hence in the event that one of the sub-milestones is not achieved on time, it will not prejudice payment of the other sub-milestones.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Annexure 6	Schedule 6 – Reports (clause 13.3)

Title of report	Form and content requirements for report	Subject to financial audit (clause 13.3(b))?	Date for submission of report
Payment Milestone Report

The Recipient must provide Payment Milestone Reports following the completion of each payment milestone.

Payment Milestone Reports must be in the format, and contain the details required by, the template report provided by ARENA from time to time.

Payment Milestone Reports must include information relating to the payment milestone and progress during the reporting period (such as proof of completed activities). This includes, but is not limited to:

-       a description and analysis of the technical progress of the Project;

-       evidence (including, where possible, pictorial evidence) that the activities within the Payment Milestone have been achieved;

-       any major issues or developments which have arisen in the course of achieving the Milestone and the effect they will have on the Project;

-       any proposed changes to the Project;

-       a comprehensive summary of the knowledge sharing activities completed in accordance with the Knowledge Sharing Plan during the period;

-       an update of community consultations undertaken by the Recipient under the Community Consultation Plan, and any significant issues that have arisen during these consultations, in accordance with clause 6.11; and

-       evidence that the budgeted eligible expenditure for the Payment Milestone has been disbursed.

		No	on each due date in schedule 5
Annual Financial Audit Report

The Recipient must provide Financial Audit Reports at the end of each financial year during the project period.

Annual Financial Audit Reports must be in the format, and contain the details required by, the template report provided by ARENA from time to time.

Annual Financial Audit Reports are to be audited by a qualified accountant who satisfies the preconditions set out in clause 13.3.

		Yes	within 90 days of the end of each financial year during the project period, and also on project completion
Annual update to Payment Milestone Reports and current description of project

The Recipient must provide an update of the Payment Milestone Reports and a current description of the project at the end of each financial year during the project period.

Updates must be in the format, and contain the details required by, the template provided by ARENA from time to time.

		No	within 90 days after the end of each financial year during the project period
End of Project Report and Financial Audit Report

The Recipient must provide the End of Project Report and Financial Audit Report at the completion of the project.

The End of Project Report and Financial Audit Report must be in the format, and contain the details required by, the template reports provided by ARENA from time to time.

		Yes	12 weeks after project completion
Post Project Reports

The Recipient must provide Post Project Reports one, two and five years after project completion.

These reports are designed to track how the initial commercialisation of the technology progresses following the completion of the project.

Post Project Reports must be in the format, and contain the details required by, the template report provided by ARENA from time to time.

		No	one, two and five years after project completion

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Annexure 7                                        Attachment A – Project Description

19MW (62.5MW peak) Victorian Wave Power Demonstration Project

PROJECT OVERVIEW

The Recipient plans a staged construction and deployment of Ocean Power Technologies Inc.’s PowerBuoys® (PBs) in Portland, off the Victorian Coast totalling 19MW (average) 62.5MW (peak) of installed capacity.

The project plans to utilise existing fabrication and marine support infrastructure in Australia to bring a major new source of renewable energy to the country and business opportunity to the industrial base. The Recipient considers the project will be of sufficient size to demonstrate the efficient harvesting of clean energy from Australia’s abundant wave resource and demonstrate a clear path to economically competitive green power based on volume production, technology advancement and supplier innovation.

1     Project Objectives

The main purpose of the project is to demonstrate that large scale, commercially viable wave power stations can be built, permitted, and operated in an environmentally responsible manner. This would include:

•	Practicality and efficiency of wave energy production with an array of wave energy converters

•	Benefits to the industrial base from establishing a wave power industry

•	Wave power economics, including capital expenses and operations / maintenance expenses

•	Clear path of cost reductions at each stage of the 3 development stages

•	Usage of electricity generated from wave power by power off takers / utilities

•	Potential of wave power to the industry (financiers, power producers, asset owners, suppliers and power users) at a scale to attract further interest

2     Project Details

Proposed location	Portland, Victoria, Australia

Total Generating Capacity	19 megawatts average (62.5MW peak generator power)

PowerBuoy Specification	PB Mark 3.3 (formerly PB150) and PB Mark 4 Series (formerly PB500)

Application	Grid connected

Deployment Stages

•    Stage 1 – 0.5MW (2.5MW peak generator power) generated from [***] PowerBuoys

•    Stage 2 – 5.0MW (17MW peak generator power) generated from [***] PowerBuoys

•    Stage 3 – 13.5MW (43MW peak generator power) generated from [***] PowerBuoys

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Major Components

•    PowerBuoys Mark 3.3 (Stage 1)

•    PowerBuoys Mark 4.1 and 4.2 (Stages 2 and 3)

•    Undersea Substation Pods (USP)

•    Submarine power cable from USP to surf zone

•    Buried cable from surf zone to on shore substation

•    Onshore substation

•    Power line to end user substation

Manufacture and Assembly	Substantial employment will be generated in Australia through the fabrication of major items and the integration and final assembly of components.

Deployment	Deployment of the PowerBuoys, anchoring systems, USPs, etc., and upgrades to power line route infrastructure would be accomplished using Australian expertise.

Operation	The grid connected power station would require local support to service and maintain the equipment over 25 year of operations.

3     Project Location

The proposed location of the project is off the coast of Victoria, near the city of Portland and encompasses:

•	Offshore location and cable route to shore indicated by the areas shown in the following diagram with Stage 1 located in south east corner of Nelson Bay and Stages 2 and 3 located within Nelson Bay

•	Operating areas located within the 3.0 nautical mile limit

•	Cable route extending northwards running parallel to the eastern side of Cape Sir William Grant

•	Onshore facilities on Cape Sir William Grant land in an area that is vested in the Port of Portland Authority

•	Power line route from the onshore substation is yet to be determined and will be dependent upon which entity enters into a Power Purchase Agreement with VWP

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

TECHNOLOGY OVERVIEW

OPT PowerBuoy System

OPT has over 68 US patents issued or pending related to wave energy conversion and the company’s proprietary technology. OPT’s standard PowerBuoy is a semi-submerged floating buoy, consisting of a spar, surrounded by a moving toroidal float, moored with a single or three-point anchor system.

The rising and falling of the waves offshore causes the buoy to move freely up and down. The resultant mechanical stroking is converted via a sophisticated power take-off to drive an electrical generator. The generated wave power is transmitted ashore via an underwater power cable.

The power station has a very low surface profile and would be barely visible from shore. Sensors on the PowerBuoy continuously monitor the performance of the various subsystems and surrounding ocean environment. Data is transmitted to shore in real time.

In the event of very large oncoming waves, the system automatically locks up and ceases power production. When the wave heights return to normal, the system unlocks and recommences energy conversion and transmission of the electrical power ashore.

Features of the PowerBuoy technology include:

•	PowerBuoy technology based on ocean-going buoys

•	Capacity factor of 30-45% versus solar and wind capacity factors of 10%-35%

•	Environmentally benign & non-polluting

•	No exhaust gases, no noise, minimal visibility from shore, safe for sea life

•	Scalable to high capacity power stations (100MW+)

•	Extensive in-ocean experience, including successfully withstanding hurricanes, winter storms and tsunamis

•	Generates power with wave heights between 1.5 and 7 metres

•	Electronic “tuning” capability to optimize power output in changing wave conditions

•	Typically configured in two to three row arrays

   *** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Float
Spar
(Power Take-Off Inside)
Heave Plate
Sea Floor
Cables from
other
PowerBuoys
Undersea
Substation
Cable to
Shore

Schematic of PowerBuoy system

43105
37480
Ø11000
32646
31054
25308
8593
0
14760

Mark 3 (PB150) PowerBuoy®
Dimensions (mm)

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

PowerBuoy Ratings

The following table demonstrates the peak generator ratings and the projected power ratings for the Portland, Victoria wave climate.

OPT has also elected to change its PowerBuoy nomenclature to highlight enhancements made in OPT’s utility PowerBuoy product line, and to bring its characterisation in line with solar and wind systems.

Project Stage	Nomenclature		[***]	[***]	[***]
	Previous	New
1	PB150	PB Mark 3.3	[***]	[***]	[***]
2	PB500	PB Mark 4.1	[***]	[***]	[***]
3	PB500	PB Mark 4.2	[***]	[***]	[***]
Total				[***]	[***]

Third Party Validation

•	OPT’s technology has received more testing & validation by independent parties than any other wave energy company

•	Certification by Lloyd’s Register of PowerBuoy Mark 3 (PB150) structure and mooring system

•

Independent Environmental Assessments in Hawaii under direction of US Navy, and by US Department of Energy (DoE) for Reedsport, Oregon, Project - both resulted in “Finding of No Significant Impact” (highest rating)

•	Grid connection certified by Intertek (IEEE and UL standards)

•	PowerBuoys insured by Lloyd’s syndicates for nearly 15 years for property loss and third party liability

•	US DoE has assessed PowerBuoy Mark 3 (PB150) as highest-rated wave energy system for commercial readiness – Technology Readiness Level (TRL) of 7 to 8 (maximum = 9)

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Undersea Substation Pod

•

Ocean Power Technologies has developed an innovative Undersea Substation Pod (USP) as a cost-effective, environmentally responsible means of networking and transmitting offshore power and data to onshore electric utility grids.

•

The USP can aggregate up to ten offshore power generation devices into one common interconnection point (e.g. wave, tidal, and offshore wind) for economical undersea power transformation, and data communication. It is designed to step up low voltages generated by offshore devices to medium voltage (11 kV – 15 kV) compatible with onshore electrical distribution.

•

In addition to step-up capabilities, the USP also provides full relay and fault protection, a full suite of Supervisory Control and Data Acquisition (SCADA) capabilities, and allows the operator to remotely control electrical safety equipment.

•	Critical design features of the USP include the elimination, where possible, of any moving parts and implementation of redundancy in specific areas to ensure high reliability and low-cost maintenance.

•

The USP can also be configured for step-down capabilities for providing shore-based power to other offshore electrical uses including oil and gas, offshore carbon storage, and marine aquaculture applications.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

MANAGEMENT OVERVIEW

Victorian Wave Partners (VWP) is an Australian special purpose entity created to develop the 19MW (62.5MW peak) Demonstration Wave Energy Project planned to be built in three stages off the coast of Victoria, near the city of Portland. The major participants in the project are Ocean Power Technologies and Lockheed Martin. An overview of the key parties with their project roles and responsibilities is described below.

Victorian Wave Partners

VWP is 100% owned by Ocean Power Technologies (Australasia) Pty Ltd (OPTA), which is the majority owned subsidiary of Ocean Power Technologies, Inc (OPT). Woodside Energy is a 12% shareholder in OPTA.

Ocean Power Technologies

OPT is a leading renewable energy company specializing in cost-effective, advanced, and environmentally sound wave power technology. OPT’s PowerBuoy® system integrates patented technologies in hydrodynamics, electronics, energy conversion, and computer control systems to extract the natural energy in ocean waves. The result is a leading edge, ocean-tested, proprietary system that turns wave power into reliable, clean, and environmentally beneficial electricity.

Lockheed Martin

Headquartered in Bethesda, Maryland, Lockheed Martin is a global security and aerospace company that employs about 123,000 people worldwide and is principally engaged in the research, design, development, manufacture, integration and sustainment of advanced technology systems, products and services. Lockheed Martin maintains a robust business in Australia – Lockheed Martin Australia.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Lockheed Martin and OPT have been working joint projects since 2004, first on the development of an Advanced Deployable System for the U.S. Navy and most recently on the design of utility-scale wave energy converters.

OPT and Lockheed Martin entered into a formal partnership agreement for the execution of the 19MW (62.5MW peak) Demonstration Wave Energy Project, which was announced in July 2012.

On the project, Lockheed Martin will assist with the design of OPT’s PowerBuoy technology, lead the production and system integration of the wave-energy converters and support overall program management.

OPT Scope of Work

[***]

Lockheed Martin Scope of Work

[***]

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

KEY PROJECT ACTIVITIES

The project comprises the following tasks:

STAGE #1	Planned Completion Date
Stage #1 Project Development
Establish project vehicle	Completed
Marine Desktop Study of the general project area south of Cape Grant	Completed
Stage 1 PPA agreement executed to enable an entity to receive renewable “green” energy from the wave power station	[***]
Stage 1 marine and terrestrial surveys, studies, plans and approvals required to progress the project development including environmental, electrical grid interconnection, local planning, etc.	[***]

Community consultation is an ongoing process throughout the project development; however, the key activity involves addressing the concerns within the community, and from local stakeholders such as fishermen

[***]
VWP agreements with EPC contractor and Technical Provider executed to provide the support that underpins the project development for stages 1, 2 and 3	[***]

Project Management - encompasses various activities such as Initiating, Planning, Executing, Monitoring and Control of functional areas with the fundamental aim of achieving the project objectives. Functional areas include:

•     Integration

•     Scope

•     Time

•     Cost

•     Quality

•     Procurement

•     Human resources

•     Communication

•     Risk management

[***]
Detailed PowerBuoy Engineering and Design
PB Mark 3 detailed engineering, design, manufacture and assembly related to the successful deployment and testing off the coast of Scotland in 2011	[***]
Modular PTO engineering and design of the equipment	[***]
Modular PTO trial construction and testing of the equipment	[***]
Underwater Substation Pod (USP) prototype design development, build and testing	[***]

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Stage #1 Infrastructure Build Out
Stage 1 award of the of the design and supply of a bespoke submarine cable to carry power and SCADA information from the wave power station to the substation on the shore	[***]

Stage 1 Award of the design and supply for the on-shore electric infrastructure materials required for the land based substation, where the power is stepped up from the incoming 11kV to line distribution voltage

[***]
Stage 1 Award of the design and supply of overhead transmission line materials to supply power to the nominated end used	[***]
Stage 1 award of the supply of the undersea substation pod (USP) contract	[***]
Stage 1 delivery of submarine cable	[***]
Stage 1 delivery of USP	[***]
Stage 1 delivery for on-shore electric infrastructure materials and equipment	[***]
Stage 1 delivery of overhead transmission line materials and equipment	[***]
Stage #1 PB Mark 3 - Manufacturing and Fabrication
Award of manufacturing and fabrication of PowerBuoy components for 3 Mark 3 PowerBuoys – float, bridge, heave plate, spar, etc.	[***]
Award of Modular Power Take Off (MPTO) assemblies to OPT for the 3 Mark 3 PowerBuoys	[***]
Final Assembly Mark 3 - Article 1 PowerBuoy components on the dockside ready for deployment to the project site	[***]
Final Assembly Mark 3 - Article 2 PowerBuoy components on the dockside ready for deployment to the project site	[***]
Final Assembly Mark 3 - Article 3 PowerBuoy components on the dockside ready for deployment to the project site	[***]
Completion of MPTO assemblies for the 3 off Mark 3 PowerBuoys	[***]
Stage #1 Final Assembly, Deployment and Commissioning
Stage 1 installation of submarine power / SCADA cable, which is buried approximately 1.0m beneath the seabed travelling from the wave power station site to the shore	[***]
Stage 1 installation of USP on the seabed at the wave power station site	[***]
Installation of on-shore and overhead transmission infrastructure for stage #1	[***]
Deployment completed of the PB Mark 3 - Articles 1 to 3 to the wave power station site	[***]
Stage # 1 grid connection	[***]
Stage #1 operational performance testing completed	[***]

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

STAGE #2	Planned Completion Date
Stage #2 Project Development
Stage 2 and 3 PPA agreement executed to enable an entity to receive renewable “green” energy from the wave power station	[***]
Stage 2 and 3 marine and terrestrial surveys, studies, plans and approvals required to progress the project development including environmental, electrical grid interconnection, local planning, etc.	[***]

Project Management - encompasses various activities such as Initiating, Planning, Executing, Monitoring and Control of functional areas with the fundamental aim of achieving the project objectives. Functional areas include:

• Integration

• Scope

• Time

• Cost

• Quality

• Procurement

• Human resources

• Communication

• Risk management

[***]
Stage #2 Infrastructure Build Out
Stage 2 and 3 award of the design and supply of a bespoke submarine cable carrying power and SCADA information from the wave power station to the shore	[***]
Stage 2 and 3 delivery of submarine cable	[***]
Stage #2 PB Mark 4 Manufacturing and Fabrication
Award of manufacturing and fabrication of PowerBuoy components for 7 off Mark 4 PowerBuoys – float, bridge, heave plate, spar, etc.	[***]
Fabrication and final assembly 7 off Mark 4 PowerBuoy components on the dockside ready for deployment to the project site	[***]
Stage #2 PB Mark 4 Deployment and Commissioning
Deployment completed of PB Mark 4 - Articles 1 to 7 to the wave power station site	[***]
Stage 2 and 3 installation of submarine power / SCADA cable, which is buried approximately 1.0m beneath the seabed travelling from the wave power station site to the shore	[***]
Stage # 2 grid connection	[***]
Stage #2 operational performance testing completed	[***]

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

STAGE #3	Planned Completion Date
Stage #3 Project Development

Project Management - encompasses various activities such as Initiating, Planning, Executing, Monitoring and Control of functional areas with the fundamental aim of achieving the project objectives. Functional areas include:

•Integration

•Scope

•Time

•Cost

•Quality

•Procurement

•Human resources

•Communication

•Risk management

[***]
Stage #3 PB Mark 4 Manufacturing and Fabrication
Award of manufacturing and fabrication of PowerBuoy components for 18 off Mark 4 PowerBuoys – float, bridge, heave plate, spar, etc.	[***]
Fabrication and final assembly 18 off Mark 4 PowerBuoy components on the dockside ready for deployment to the project site	[***]
Stage #3 Infrastructure Build out
Power integration and aggregation	[***]
Stage #3 PB Mark 4 Deployment and Commissioning
Deployment completed of PB Mark 4 - Articles 11 to 28 to the wave power station site	[***]
Stage # 3 grid connection	[***]
Stage #3 operational performance testing completed	[***]

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Annexure 8	Knowledge Sharing Plan

Public Information

Table 1 below details Project information that is agreed to be public information and which must be provided by the Recipient to be publicly released in order to assist with the knowledge sharing objective and outcomes.

Table 1: Public Information

Item	Description	Details
1.	ARENA publication of Agreement information	Recipient name: Value of grant (Total Funds): Term of grant (End Date): Approval date: Purpose of grant: Location of Project:	Victorian Wave Partners $66,465,000 31 July 2018 Commencement Date Victorian Wave Power Project Portland, Victoria

2.	Description of Project for public release

Project

Victorian Wave Partners undertake the staged construction and deployment of Ocean Power Technologies Inc.’s PowerBuoys® (PBs) in Portland, off the Victorian Coast totalling 19MW (average) 62.5MW (peak) of installed capacity.

This “Description of Project for public release” may be amended from time to time as agreed by ARENA and the Recipient.

3.	Community consultation	Documentation relating to any community consultation that will be undertaken as specified in clause 6.11.
4.	Reports

All Payment Milestone Reports are to be delivered in a format specified and agreed by ARENA, including, where requested, a version for public release.

Each Report must include a comprehensive summary of the knowledge sharing activities completed during the period and incorporating any lessons learned relating to the Project.

The Final Report must detail:

1. an analysis of the effectiveness of each of the knowledge sharing activities so completed; and

2. an assessment by the Recipient of its success in achieving the Knowledge Sharing objective and outcomes.

5.	Failure report	In the event of Project failure, the Recipient must provide a report for public release explaining the reasons for the failure within 12 weeks of the agreed Project failure date.
6.	Case studies	Case studies or similar documents relating to the Project or Measure may be developed by ARENA with the agreement of the Recipient.
7.	Ad Hoc Knowledge Sharing Reports and Activities

The Recipient must provide any ad-hoc knowledge sharing reports or documentation and undertake activities as reasonably requested by ARENA provided that arrangements are in place which are effective to ensure the continued preservation of confidentiality in respect of any Recipient Confidential Information.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Confidentiality

Table 2 below (and any revision thereof which may be made from time to time by notice by the Recipient to ARENA) details Project information that is agreed to be commercially sensitive information and which must be provided by the Recipient in order to assist with the knowledge sharing objective and outcomes.

It is the Recipient’s responsibility to ensure that Payment Milestone Reports prepared for public release do not contain any agreed Confidential Information listed at item 1 of Table 2 and agreed commercially sensitive information.

Project learnings and information that are or contain commercially sensitive information must be released by the Recipient to:

•     ARENA;

•     the Commonwealth; and

•     any other party with whom the commercially sensitive information can be shared, on any terms agreed to by the Recipient, acting reasonably, which must be determined by the Recipient on a case by case basis.

Recipient Confidential Information and commercially sensitive information provided to ARENA, the Commonwealth or any other party may be incorporated into databases or other IT systems, and aggregated into documents or other media for public release provided that arrangements are in place which are effective to ensure the continued preservation of confidentiality in respect of any Recipient Confidential Information.

Table 2: Commercially sensitive information

Item	Description	Details (including period of confidentiality)
1.	Recipient Confidential Information	All Recipient Confidential Information listed here shall remain confidential: Nil
2.	Project and technology performance and cost information / data

The Recipient must provide Project and technology performance and cost information as required by ARENA from time to time at the time and in a format specified and agreed by ARENA for the purpose of research, modelling and other activities to improve understanding of renewable energy technologies and their capability for energy supply. This includes, but is not limited to, data on the levelised cost of electricity.

3.	Renewable Energy Source data

The Recipient must provide renewable energy source data as required by ARENA from time to time at the time and in a format specified and agreed by ARENA for the purpose of modelling, research and other activities to assist renewable energy development in Australia.

4.	Program Key Performance Indicator (KPI) data

The Recipient must provide information required to measure Key Performance Indicators (KPIs) for the Program as required by ARENA from time to time at the time and in a format specified and agreed by ARENA.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Acknowledgement and publicity

Requests by the Recipient to ARENA in connection with its agreement to announcements (clause 20.3) and public release of documents (clause 20.4) must be submitted in writing to the ARENA Address for Notices at item 21 of Schedule 1.

General provisions

The Recipient agrees to encourage and facilitate information sharing with key Program stakeholders, including other grant recipients, the energy generation industry and other relevant industries. This includes, but is not limited to, broad dissemination of the outcomes to the renewable energy industry and sharing information to support developing nationally consistent regulatory regimes for renewable energy.

The Recipient must, upon reasonable request by ARENA, deliver presentations on the progress of the Project to ARENA staff, the ARENA Board responsible for the Program (including its successors) and other relevant industry forums.

The Recipient must, upon reasonable request by ARENA, allow escorted on-site visits by Ministers, the ARENA Board, ARENA staff and other relevant parties for the purposes of explaining the Project and demonstration of the technology, subject to safety and operational requirements.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Knowledge Sharing Category: (Financial / technical / logistical / regulatory)	Knowledge Sharing Activity	Knowledge Dissemination Plan / Timeframe	Knowledge Sharing Outcomes
Logistical
Service provider capabilities	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website (within 3 months) with information following the award of contracts for local services	Knowledge of service providers being employed on the project and a brief overview of the scope of services
Transport Plan	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website within 3 months of completion with the plan as a pdf document download	Knowledge of transport logistics involved on the project
Deployment Plan	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website within 3 months of completion with the plan as a pdf document download	Knowledge of the deployment operations on the project
Technical
Seabed survey desktop study	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website within 3 months of completion with the study report as a pdf document download	Knowledge of the seabed environment in the study area
Preliminary seabed survey of stage #1	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website within 3 months of completion with the study report as a pdf document download	Knowledge of the seabed environment in the surveyed area
Final seabed survey of stage #1	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website within 3 months of completion with the study report as a pdf document download	Knowledge of the seabed environment in the surveyed area
All other survey work undertaken for the project	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website within 3 months of completion with the study report as a pdf document download	Knowledge of the surveyed areas
Overall site plan	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website within 3 months of completion with the project site plan as a pdf document download	Knowledge of the project area in relation to the local environment
Project progress	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website on a regular basis with details of project activities	Knowledge of the project progress and development activities
Regulatory – Power
Interconnection Agreement	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website within 3 months with the interconnection agreement (with any commercial in confidence information removed) as a pdf document download	Knowledge of the requirements for interconnection with the network service provider.
Australian Energy Market Operator (AEMO)	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website within 3 months with the AEMO agreement (with any commercial in confidence information removed) as a pdf document download	Knowledge of the requirements for interconnection with the network service provider.
Victorian Essential Services Commission (ESC)	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website within 3 months with the ESC agreement (with any commercial in confidence information removed) as a pdf document download	Knowledge of the requirements of the ESC
Regulatory – Project Approvals
Environmental Effects Statement (EES) Referral	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website within 3 months of completion with the outcomes from the EES referral	Knowledge of the outcomes from the EES referral of the project
Environmental Protection Biodiversity Conservation (EPBC)	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website within 3 months of completion with the outcomes from the EPBC assessment	Knowledge of the outcomes from the EPBC assessment of the project

Knowledge Sharing Category: (Financial / technical / logistical / regulatory)	Knowledge Sharing Activity	Knowledge Dissemination Plan / Timeframe	Knowledge Sharing Outcomes
Indigenous Land Use Act (ILUA) Agreement	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website within 3 months of completion with the ILUA as a pdf document download	Knowledge of the ILUA agreement for the EES referral of the project
Heritage Survey	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website within 3 months of completion with the survey report as a pdf document download	Knowledge of the findings from the heritage survey of the project
Local Planning Approval	Provide information / downloads on VWP website under a dedicated tab to “Knowledge Sharing”	Update website within 3 months of completion with details of the local planning	Knowledge of the local planning approvals for the project

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Notes:

1)     The primary medium for dissemination of information for the purpose of knowledge sharing would be via the VWP website www.victorianwavepartners.com.au.

2)     Secondary mediums for the dissemination of information would be via:

•     VWP newsletters

•     Community presentations

•     Stakeholder presentations

•     Industry specific presentations

3)     All public dissemination reports can also be shared by ARENA at its discretion.

4)     The overarching test for information to be made available for public dissemination would be that the particular information does not, in any way, compromise VWP or its partners strategically, technologically, commercially and financially.

5)     VWP consider that any financial information would be deemed to be commercial in confidence and hence not available for public release and subject to the confidentiality clauses within the deed.

6)     The list above is not comprehensive and as information becomes available that is deemed to be acceptable for dissemination to the public, it will be posted on the VWP website.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Schedule 2     Notice of Waiver

In accordance with clause 30.5 of the Funding Deed, and subject to the parties executing the Deed, ARENA notifies the Recipient that from 9 January 2014 (the effective date) it irrevocably and unconditionally waives:

(a)     its right to require the Recipient to satisfy:

(i)     Condition Precedent 2 in Schedule 1 of the Funding Deed; and

(ii)    Condition Precedent 3 in Schedule 1 of the Funding Deed;

or comply with:

(iii)     Clause 18 – Securities

(the waived clauses), and;

(b)     its rights under the Funding Deed, from the effective date, to exercise or not exercise (as relevant) its rights and obligations under the Funding Deed in respect of the Recipient’s non-satisfaction of, or non-compliance with, the waived clauses.

By this notice the Recipient is released and held harmless by ARENA from its obligations arising under, or relating to, the non-satisfaction or non-compliance of the waived clauses from the effective date.

Signed for and on behalf of the Australian Renewable Energy Agency (ARENA) by its duly authorised delegate in the presence of

/s/ Fiona McKenna	/s/ Ivor Frischknecht
Signature of witness	Signature of delegate

Fiona McKenna	Ivor Frischknecht
Name of witness (print)	Name of delegate (print)

CEO
Position of delegate (print)

Date: 9 January 2014

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Schedule 3	Teaming Agreement

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

TEAMING AGREEMENT

BETWEEN

OCEAN POWER TECHNOLOGIES, INC.

AND

LOCKHEED MARTIN MISSION SYSTEMS AND SENSORS

BASIS FOR AGREEMENT	2
ARTICLE 1: DEFINITIONS	3
ARTICLE 2: FORMATION OF THE ‘TEAM	4
ARTICLE 3: RELATIONSHIP OF THE PARTIES	4
ARTICLE 4: PROPRIETARY INFORMATION DISCLOSURE; INTELLECTUAL PROPERTY	5
ARTICLE 5: RESPONSIBILITIES OF THE, PARTIES	5
ARTICLE 6: INDUSTRIAL PARTICIPATION AND LICENSING	6
ARTICLE 7: BUSINESS ETHICS	6
ARTICLE 8: EXPORT CONTROLS	7
ARTICLE 9: DISPUTE RESOLUTION	7
ARTICLE 10: LIMITATION OF LIABILITY	9
ARTICLE 11: TERMINATION	10
ARTICLE 12: INVENTIONS, PATENTS, AND INTELLECTUAL PROPERTY	12
ARTICLE 13: RELEASE OF INFORMATION	12
ARTICLE 14: ASSIGNMENT	12
ARTICLE 15: NON-SOLICITATION OF EMPLOYEES	13
ARTICLE 16: REPRESENTATIONS	13
ARTICLE 17: NOTICES	16
ARTICLE 18: GOVERNING LAW	17
ARTICLE 19: AMENDMENTS	17
ARTICLE 20: ENTIRE AGREEMENT	17
ATTACHMENT 1	18
PROPRIETARY INFORMATION AGREEMENT	18
ATTACHMENT 2	19
DESCRIPTION OF WORK SHARE	19
ATTACHMENT 3	20
LICENSE AGREEMENT	20

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

TEAMING AGREEMENT

BETWEEN

OCEAN POWER TECHNOLOGIES, INC.

AND

LOCKHEED MARTIN MISSION SYSTEMS AND SENSORS

THIS TEAMING AGREEMENT (this “Agreement”) is made by and between Ocean Power Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware with offices at 1590 Reed Road, Pennington, New Jersey, 08534 (“OPT”) and Lockheed Martin Corporation, a corporation organized and existing under the Laws of the State of Maryland, acting through its Mission Systems and Sensors business unit with offices at 199 Borton Landing Road, Moorestown, New Jersey, 08057 (“MS2”). Each of MS2 and OPT are a “Party” and collectively “the Parties.” This Agreement shall bind only the business units identified and not any other business unit, company, division, affiliate, subsidiary, or other element of either Party. This Agreement shall become effective as of the date of signature by the later-to-sign Party (the “Effective Date”).

BASIS FOR AGREEMENT

WHEREAS, OPT’s subsidiary, Ocean Power Technologies (Australasia) Pty, Ltd, owns Victorian Wave Partners (VWP), which received a grant from the Commonwealth of Australia represented by the Department of Resources, Energy and Tourism (the “DRET”) to construct, off the coast of Portland, Victoria, a wave power station referred to as the 19 MW Victorian Wave Power Demonstration Project (the “Project”); and

WHEREAS, OPT is experienced in the design and development of its PowerBuoy® technology, which uses buoy-like structures to capture wave energy and power take-off systems for converting the captured energy into useful forms of energy (e.g., electricity), and possesses related proprietary technical data and technical know-how that is valuable and unique to OPT; and

WHEREAS, MS2 is experienced in the design, production, procurement and global sustainment of maritime systems and possesses related proprietary technical data and technical know-how that is valuable and unique to MS2; and

WHEREAS, OPT anticipates contributing to the Project using its proprietary PowerBuoy® technology; and

WHEREAS, OPT and MS2 contemplate working together in the areas of project marketing, financing activities, project management, design, fabrication, procurement, engineering, manufacture, commissioning, deployment, operations, maintenance, assembly techniques, advanced materials and material structures related to the Project; and

WHEREAS, in the performance of the Project, MS2 has an ability to utilize the capabilities and expertise of its affiliate, Lockheed Martin Australia Electronic Systems Pty, Ltd and OPT has an ability to utilize the capabilities and expertise of its subsidiary, Ocean Power Technologies (Australasia) Pty, Ltd; and

WHEREAS, MS2 and OPT have unique and complementary backgrounds and capabilities that, together, will enhance the likelihood of successfully completing the Project.

NOW, THEREFORE, in consideration of the foregoing, and in express reliance upon the following mutual promises and covenants, the Parties agree as follows:

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ARTICLE 1: DEFINITIONS

Except as otherwise specified or as the context may otherwise require, the following terms, in alphabetical order, have the meanings indicated below for purposes of this Agreement, and the definitions of such terms are equally applicable both to the singular and the plural forms:

“Intellectual Property” (IP) means any invention, innovation, data, information, software, document, process, know-how, manufacturing method, production technique, business method, concept or idea, the ownership interest in which is protected (or is capable of being protected) by compliance with United States and Australian Federal, state and/or foreign laws regarding patents, trade secrets, copyrights, trademarks, service marks or mask works.

“Project” means all 3 stages of the 19 MW Victorian Wave Power Demonstration Project, which was awarded by a grant by the Commonwealth of Australia, represented by the Department of Resources, Energy and Tourism, under its Renewable Energy Demonstration Program.

“Technical Data” means recorded information, regardless of the form or method of the recording, of a scientific or technical nature relating to the Project

“Technical Know-How” means all recorded and unrecorded information and knowledge relating to the design, development or production related to the Project, including but not limited to the knowledge gained from experience in the design, development, or production of an article that is necessary or helpful in interpreting, applying or interrelating technical data and computer software relating to the Project.

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ARTICLE 2: FORMATION OF THE TEAM

OPT and MS2 hereby team on an exclusive basis for performance of the Project subject to the Parties’ mutual consent to utilize the services of one or more third parties for any other aspect of the Project. During the term of this Agreement, OPT and MS2 shall work collaboratively for the specified scope of work as described in Attachment 2.

ARTICLE 3: RELATIONSHIP OF THE PARTIES

(a)     OPT and MS2 and shall act as independent contractors in the performance of this Agreement and neither Party shall act as agent for or partner of the other Party without the prior written consent of the other Party. Nothing in this Agreement shall be deemed to constitute, create, give effect to or otherwise recognize a joint venture, partnership, or formal business agency of any kind, and the rights and obligations of the Parties shall be limited to those expressly set forth in this Agreement. Nothing contained in this Agreement shall be construed as providing for the sharing of profits or losses arising out of the efforts of either or both Parties.

(b)     This Agreement has been entered into solely for the benefit of the Parties and is not intended to create any legal, equitable, or beneficial interest in any third party, including any Proprietary Information of Lockheed Martin ALS2 and Ocean Power Technologies Inc customer, or to vest in any third party any interest with respect to the enforcement of performance of this Agreement. The Parties agree no third party has any legal interest in any dispute and further agree that neither will assert in any action or proceeding to resolve such dispute that any third party is necessary or indispensable to such proceeding or to a determination of the relief to be granted.

(c)     Unless otherwise agreed to in writing, each Party shall bear its own costs, expenses, risks, and liabilities incurred in connection with the pursuit of the Project, including but not limited to, pre-proposal or pre-bid activity, submission, and sustaining of proposals or bids, the selection and negotiation process.

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ARTICLE 4: PROPRIETARY INFORMATION DISCLOSURE; INTELLECTUAL PROPERTY

(a)     Any exchange of Proprietary Information between the Parties and the respective rights and obligations of the Parties with respect to Intellectual Property of either Party utilized or referenced in any manner in connection with the Project shall be governed by the Parties’ Proprietary Information Agreement of April 18, 2011, annexed hereto as Attachment 1, and the Parties’ License Agreement of August 10, 2011, annexed hereto as Attachment 3.

(b)     The terms and obligations of this Article shall survive any termination of this Agreement pursuant to Article 11, “Termination.”

ARTICLE 5: RESPONSIBILITIES OF THE PARTIES

(a)     The Parties shall carry out the obligations set forth in this Agreement in good faith;

(b)     The scope of collaboration between the Parties as it relates to the Project is delineated in Attachment 2; and

(c)     The Parties shall negotiate in good faith a contract for the MS2 services set forth in Attachment 2, subject to mutual agreement on commercially reasonable terms and conditions, including a statement of work for the performance of the contractual effort. The provisions of such contract shall supersede all terms and conditions of this Agreement.

(d)     The Parties shall negotiate in good faith a contract for the OPT services set forth in Attachment 2, subject to mutual agreement on commercially reasonable terms and conditions, including a statement of work for the performance of the contractual effort. The provisions of such contract shall supersede all terms and conditions of this Agreement.

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ARTICLE 6: INDUSTRIAL PARTICIPATION AND LICENSING

If foreign sales are proposed that require either an industrial participation or a licensed production commitment, or both, to a foreign customer, MS2 and OPT shall collaborate on any such commitments to the satisfaction of both Parties.

ARTICLE 7: BUSINESS ETHICS

(a)     Each Party hereto represents that it will comply with the United States Foreign Corrupt Practices Act, as amended, and the United Kingdom Bribery Act and the Criminal Code Act 1999 (Cth)’ in connection with the performance of the activities contemplated by this Teaming Agreement.

(b)     The Parties further agree that they will not directly or indirectly pay, offer or authorize payment of anything of value (either in the form of compensation, gift, contribution or otherwise) to any person, entity or organization contrary to United States and applicable Australian or foreign law, or which creates the appearance of impropriety.

(c)     The Parties further agree that they will not directly or indirectly pay, offer or authorize payment of anything of value (either in the form of compensation, gift, contribution or otherwise) to any person, entity or organization contrary to United States and applicable Australian or foreign law, or take any similar action permitted under law if such action creates the appearance of impropriety.

(d)     Specifically, each Party represents that it and its directors, officers, employees, agents, and anyone acting on its behalf, in connection with its activities under this Agreement, will not corruptly offer, pay, promise to pay, or authorize the payment of any money, or offer, give, promise to give, or authorize the giving of anything of value to a government official, to any political party or official thereof or any candidate for political office, or to any person, while knowing or being aware of a high probability that all or a portion of such money or thing of value will be offered, given or promised, directly or indirectly, to any official, to any political party or official thereof, or to any candidate for political office, for the purpose of:

(i)     influencing any act or decision or inaction of the Australian or foreign official, Australian or foreign political party, party official, or candidate for Australian or foreign political office or securing any improper advantage;

(ii)     inducing such Australian or foreign official, party, party official, or candidate to use his, her, or its influence with a Australian or foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality; or

(iii) otherwise assisting in obtaining business with, retaining business for, or directing business to, any person.

(e)     Each Party further represents that it and its directors, officers, employees, agents, and anyone acting on its behalf, in connection with its activities under this Agreement will not make any facilitating or “grease” payments and will not offer, promise, or pay, any bribe or kickback to any employee or other member of a commercial enterprise to induce or reward improper performance.

(f)     Each party represents that it will instruct and adequately train its directors, officers, employees, agents, and anyone acting on its behalf to adhere to these requirements regarding illegal, improper, or facilitating payments in connection with its performance under this Agreement.

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ARTICLE 8: EXPORT CONTROLS

Technical data exchanged hereunder may be subject to U.S. export control laws and regulations. Accordingly, the Parties shall not transfer U.S. Export Controlled technical data received under this Agreement to any Australian or foreign person, country, Australian or foreign subsidiary or parent corporation, without specific authorization from the disclosing party and pursuant to an appropriate U.S. Government agency license.

ARTICLE 9; DISPUTE RESOLUTION

(a)     The Parties shall attempt to resolve any dispute arising under or related to this Agreement or concerning an alleged breach of this Agreement within thirty (30) days of notice by one Party to the other that a dispute exists, or such other time period as they may mutually agree.

(b)     In the event that a dispute is not resolved as provided for under paragraph (a), the dispute shall be referred for resolution to the next higher level of management within the respective Parties’ organizations. Should such higher level of management be unable to resolve the dispute within thirty (30) days of referral or such other time as they may mutually agree, then the dispute shall be settled by binding arbitration in accordance with the arbitration provisions of this Article.

(c)     Any dispute between the Parties that has not been resolved to the satisfaction of the Parties in accordance with the Disputes Resolution clause of this Agreement shall be settled by binding arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules and the Supplementary Procedures for Large, Complex Disputes, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

(d)     Within fifteen (15) days after the commencement of arbitration, each Party shall select one person to act as arbitrator and the two selected shall select a third arbitrator within ten (10) days of their appointment. If the arbitrators selected by the Parties are unable to agree upon the third arbitrator, then the third arbitrator shall be appointed by the American Arbitration Association as provided in its Commercial Arbitration Rules. Prior to the commencement of hearings, each of the arbitrators appointed shall provide an oath or undertaking of impartiality.

(e)     The award shall be in writing, shall be signed by a majority of the arbitrators, and shall include a statement regarding the reasons for the disposition of the dispute. The arbitrators shall state their award and the respective proportions in United States Dollars to both Parties.

(f)     Within thirty (30) days of receipt of any award (which shall not be binding if an appeal is taken), either Party may notify the American Arbitration Association of an intention to appeal to a second arbitral tribunal, constituted in the same manner as the initial tribunal. The appeal tribunal shall be entitled to adopt the initial award as its own, modify the initial award or substitute its own award for the initial award. The appeal tribunal shall not modify or replace the initial award except for clear errors of law or because of clear and convincing factual errors. The award of the appeal tribunal shall be final and binding, and judgment may be entered in any court having jurisdiction hereof.

(g)     Each Party shall bear its own costs and expenses and an equal share of the arbitrators’ and administrative fees of arbitration, including, if any, appeal.

(h)     The place of arbitration shall be New Jersey, United States of America. The substantive law of the State of New Jersey, without regard to its conflicts of law provisions, shall be applied to the interpretation of this Agreement. The language of the arbitration shall be English.

(i)     Judgment upon the award rendered may include compensatory damages against any Party, but under no circumstances will special, consequential, punitive or multiple damages including, but not limited to, lost profits, be authorized, made or paid.

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ARTICLE 10: LIMITATION OF LIABILITY

In the event of any breach by either Party of its obligations under this Agreement, such Party shall be liable for the direct damages suffered by the other Party that are caused by such breach in accordance with applicable law. In no event shall either Party be liable for consequential, incidental, or special (including multiple or punitive) damages of any kind, including but not limited to lost orders, sales or profits.

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ARTICLE 11: TERMINATION

This Agreement shall terminate and have no further effect, except with respect to the provisions entitled “Proprietary Information Disclosure; Intellectual Property” which shall survive for the period specified in Attachment 1 and Attachment 3, respectively, upon the occurrence of any of the following events:

(a)     Mutual written agreement signed by both Parties;

(b)     Upon written notice by either Party in the event of a failure by either MS2 or OPT to negotiate a mutually agreeable contract in accordance with Article 5 within 9 months of the date of this Agreement; provided that (i) a Party that is in breach of its obligations to negotiate reasonably and in good faith under Article 5 shall not be permitted to terminate this Agreement pursuant to this clause (b), and (ii) neither Party is obligated to terminate this Agreement pursuant to this clause (b) if it determines that ongoing negotiations remain productive and warranted under the circumstances;

(c)     If either Party files for bankruptcy, is debarred or suspended by competent authority, if such debarment or suspension precludes the participation by such Party in pursuing the Projects;

(d)     Expiration of three (3) years from the Effective Date of this Agreement;

(e)     The good faith determination by MS2 that an organizational conflict-of-interest will exclude it or its affiliates from participation in the Project, or that such a conflict-of-interest places participation of the team on the Project in jeopardy;

(f)     A material change in the scope or structure of the Project, as understood by the Parties at the time of execution of this Agreement, and the Parties, despite good faith efforts, are unable to accommodate such change;

(g)     A material breach of this Agreement by either Party that is not corrected within thirty (30) calendar days after receipt of written notice of such breach provided by the other Party, at the discretion of the nonbreaching Party;

(h)     Immediately upon notice by the nonbreaching Party of any breach by the other Party of the representations set forth in Article 16 below; or

(i)     Immediately upon the termination or cancellation of the Project for any reason by DRET.

If OPT is unable to secure Stage 1 funding of the Project within [***] of the Effective Date of this Agreement, MS2 will have the option to Terminate this Agreement; for purposes of clarification and not limitation, it shall not be a breach of this Agreement by OPT if OPT is unable to secure Stage 1 funding of the Project after using commercially reasonable efforts to do so.

Upon any such termination, all of the obligations of the Parties hereunder (other than those that expressly survive any such termination) shall be of no further force or effect, except that any Party who has breached any provision of this Agreement prior to any such termination shall remain liable to the other Party for damages arising from such breach to the extent damages are permitted in accordance with the terms of this Agreement.

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ARTICLE 12: INVENTIONS, PATENTS, AND INTELLECTUAL PROPERTY

This Agreement does not offer or grant to the recipient any rights in, or license under, any present or future drawings, data, plans, ideas, or methods disclosed pursuant to the Agreement. Any rights in, and licenses to, Intellectual Property related to the Project shall be governed by the Proprietary Information Agreement of April 18, 2011, annexed hereto as Attachment 1, and the Parties’ License Agreement of August 10, 2011, annexed hereto as Attachment 3.

ARTICLE 13: RELEASE OF INFORMATION

Publications or releases to news media or to the general public, including advertising, relating to this Agreement or the pursuit of the Project, shall require the prior written consent of both Parties, except any such publications or releases required by statute, regulation, or stock exchange requirements.

ARTICLE 14: ASSIGNMENT

No Party shall assign its rights or duties under this Agreement in whole or in part without prior written approval of the other Party except in the event of (a) assignment by a Party to a wholly-owned subsidiary or its affiliate, provided the assigning party shall remain liable and responsible to the other Party for the performance of this Agreement; or (b) corporate reorganization.

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ARTICLE 15: NON-SOLICITATION OF EMPLOYEES

It is expressly agreed and understood by the Parties that neither shall solicit personnel of the other Party who are engaged in pursuit of this Project for the purpose of inducing them to join such other Party’s employ during the course of this Agreement and any resulting contract hereunder. The foregoing shall not prohibit any Party from hiring any person as a result of the use of an independent employment agency (so long as the agency was not directed to solicit such person) or as the result of the use of a general solicitation (such as an advertisement) not specifically directed to employees of the Parties.

ARTICLE 16: REPRESENTATIONS

(a)     Each Party represents to the best of its knowledge and belief that (i) neither it nor any of its employees, officers, sales representatives, consultants or agents is an official, employee, or active member of the armed services of any government, an official or employee of any government, an official of a political party, or a candidate for political office; an officer, director, employee, or an “affiliate” (as defined in regulations under the Securities Exchange Act of 1934) of a customer of the Party making the representation; and (ii) as of the date of execution of this Agreement and during the term of this Agreement, no government official, and no official of any government agency or instrumentality is or will become associated with, or will own or presently owns a material interest, whether direct or indirect, in the Party making the representation or has or will have any material legal or beneficial interest in this Agreement.

(b)     Each Party represents that all information supplied by such Party is complete, truthful and accurate, and that such Party shall not obtain or provide to the other Party any information which is not legally available in any nation in which either Party seeks to operate or which is procurement sensitive, proprietary or classified where there is reason to believe that possession of such information is unauthorized, illegal or unethical.

(c)     Each Party represents that in performing under this Agreement, it will comply with the laws, regulations and administrative requirements of the United States, Australia, and any other nation in which performance of the Project by that Party takes place (except to the extent inconsistent with, or penalized under, United States law), and shall take no action which knowingly would subject the other Party to penalties under laws, regulations, and administration requirements of the United States, Australia, or any nation in which performance of the Project by that Party takes place. In the event of a conflict or inconsistency between the laws of the United States, Australia, and the laws of any nation in which performance of the Project by that Party takes place, that Party shall immediately notify the other Party.

(d)     Each Party represents that in connection with its activities under this Agreement, it has not and will not offer, pay, promise to pay, or authorize the payment of any money, or offer, give, promise to give, or authorize the giving of anything of value to a Australian or foreign official (as defined in the Foreign Corrupt Practices Act (P.L. 95-213), as amended), to any Australian or foreign political party or official thereof or any candidate for Australian or foreign political office, or to any person, while knowing or being aware of a high probability that all or a portion of such money or thing of value will be offered, given or promised, directly or indirectly, to any Australian or foreign official, to any Australian or foreign political party or official thereof, or to any candidate for Australian or foreign political office, for the purposes of:

(i)     influencing any act or decision or such Australian or foreign official, political party, party official, or candidate in his or its official capacity, including a decision to fail to perform his or its official functions;

(ii)     inducing such Australian or foreign official political party, party official, or candidate to use his or its influence with the Australian or foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality, in order to assist OPT, MS2 or any related party of either in obtaining or retaining business for or with, or directing business to OPT, MS2 or any related party; or

(iii)     securing any improper advantage.

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(e)     Each Party represents to the other that it has not and will not pay or tender, directly or indirectly, any commission or finders or referral fee to any person or firm in connection with its activities in performance or furtherance of this Agreement in violation of any law.

(f)     Each Party represents that it is familiar with, and will comply in all respects with U.S. laws, regulations, and administrative requirements applicable to its relationship with the other Party, including, but not limited to, the Foreign Corrupt Practices Act, as amended (FCPA); United Kingdom Bribery Act; Export Administration Act, as amended, Section 999 of the Internal Revenue Code, as amended (Antiboycott Regulations), the Criminal Code Act 1999 (Cth),’and all applicable Securities laws.

(g)     Each Party represents and certifies that neither it nor its directors, officers, or other principals has been convicted of or pleaded guilty to an offense involving fraud, corruption, or moral turpitude and none is now listed by any government agency as debarred, suspended, proposed for suspension or debarment, or otherwise ineligible for government procurement programs.

(h)     Each Party agrees to give prompt written notice to the other in the event that, at any time during the term of this Agreement, such Party has failed to comply with or has breached any of its representations hereunder. In the event a Party has not so complied or has breached any of its representations hereunder, this Agreement shall be null and void from the time of such noncompliance or breach. The foregoing representations shall survive the termination of this Agreement and shall continue in effect until all activities related to this Project have ceased.

(i)     Each Party agrees that the representations set forth in this Article 16 by such Party shall remain true, complete and correct throughout the duration of this Agreement. In the event that any such representation fails to be true, complete, and accurate, the breaching Party agrees to notify the non-breaching Party promptly in writing, which notification shall not relieve the breaching Party from liability under this Agreement (including the right of the non-breaching Party to terminate) for such breach.

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ARTICLE 17: NOTICES

All notices under this Agreement shall be in writing and delivered pre-paid by courier or over-night delivery service or Facsimile, with a copy by email, as follows:

MS2: [withheld] 199 Borton Landing Road M/S 770-3 Moorestown, New Jersey 08057 USA Facsimile: [withheld] Email: [withheld]	OPT: [withheld] 1590 Reed Road Pennington, New Jersey 08534, USA Facsimile: [withheld] Email: [withheld]
With copy to:
Lockheed Martin Corporation 6801 Rockledge Drive
M/P 208
Bethesda, MD 20817
USA
Attn: [withheld]
Facsimile: [withheld] Email: [withheld]

Either Party may change the address to which such notice is directed by seven (7) days prior written notice to the other Party. Notices will be effective upon receipt of the facsimile during regular business hours, Monday through Friday, 8:00 a.m. to 5:00 p.m. recipient’s local time, or one (1) hour after the next regular business day begins if received on a non-business day.

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ARTICLE 18: GOVERNING LAW

Regardless of its place of negotiation, execution, or performance, this Agreement shall be governed by the laws of the State of New Jersey, United States of America, except as to its principles of conflicts of laws.

ARTICLE 19: AMENDMENTS

This Agreement may be modified by the mutual written consent of the Parties.

ARTICLE 20: ENTIRE AGREEMENT

This Agreement, including the referenced Attachments, constitutes the entire understanding and agreement of the Parties, superseding all prior oral and written statements, understanding and agreements with regard to the subject matter of this Agreement, with the exception of an instrument in writing of subsequent date duly executed by the authorized representatives of the Parties. The paragraph headings herein are for convenience only and shall not limit in any way the scope of this Agreement. If any term, provision, covenant, or condition of this Agreement is held invalid or unenforceable for any reason, the remainder of the provisions shall continue in full force and effect as if this Agreement had been executed without the invalid portion and the remaining provisions shall be interpreted to give force and effect to the intent of the Parties without the eliminated provision(s).

	Ocean Power Technologies, Inc.	Lockheed Martin Mission Systems & Sensors

By:	/s/ Charles F. Dunleavy	By:	/s/ Maria Rivera

	Charles F. Dunleavy		Maria Rivera
	[Printed Name]		[Printed Name]

Title:	C.E.O	Title:	Senior Contracts Mgr
Date:	July 10, 2012	Date:	6/27/12

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ATTACHMENT 1

PROPRIETARY INFORMATION AGREEMENT

Intentionally omitted.

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ATTACHMENT 2

DESCRIPTION OF WORKSHARE

[***] (Description redacted – 3 pages)

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.

*** Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

ATTACHMENT 3

LICENSE AGREEMENT

Intentionally omitted.

Proprietary Information of Lockheed Martin MS2 and Ocean Power Technologies Inc.